SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2003 (December 22, 2003)

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On December 22, 2003, American Tower Corporation (the “Company”) issued a press release announcing that Verestar, Inc., a wholly owned subsidiary of the Company, is seeking to reorganize. This press release is filed as Exhibit 99 and is hereby incorporated by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit No.	Item

99	Press release, dated December 22, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION (Registrant)

Date: December 22, 2003	By:	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99	Press release, dated December 22, 2003.